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                                                                   EXHIBIT 23.10

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors
Evergreen Media Corporation:

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of Evergreen Media Corporation of our report dated March 31, 1997 (and to all references to our Firm) included in Chancellor Broadcasting Company's previously filed Form 8-K dated May 30, 1997 and filed June 4, 1997.

                                            ARTHUR ANDERSEN LLP

Washington, D.C.
July 31, 1997